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                              POWER OF ATTORNEY
                     DOBSON/SYGNET COMMUNICATIONS COMPANY

     We, the undersigned officers and directors of Dobson/Sygnet Communications Company (hereinafter, the "Company"), hereby severally constitute Everett R. Dobson, Stephen T. Dobson and Bruce R. Knooihuizen and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, one or more Registration Statements on Form S-4, and any amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933 shares of the Company's 12-1/4% Senior Notes due 2008, granting unto said attorney-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

     DATED this ____ day of January, 1999.

                                DOBSON/SYGNET COMMUNICATIONS COMPANY

                                By:            /s/ Everett R. Dobson
                                     -----------------------------------------
                                                 Everett R. Dobson
                                     CHAIRMAN OF THE BOARD AND CHIEF EXECUTIVE
                                       OFFICER

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the _____ day of January, 1999.

             NAME                                TITLE
------------------------------  ----------------------------------------

    /s/ Everett R. Dobson       Chairman of the Board, Chief Executive
------------------------------    Officer (Principal Executive Officer)
      Everett R. Dobson

   /s/ Bruce R. Knooihuizen     Vice President and Chief Financial
------------------------------    Officer (Principal Financial Officer)
     Bruce R. Knooihuizen

      /s/ Trent LeForce         Corporate Controller (Principal
------------------------------    Accounting Officer)
        Trent LeForce

    /s/ Stephen T. Dobson       Director
------------------------------
      Stephen T. Dobson

    /s/ Russell L. Dobson       Director
------------------------------
      Russell L. Dobson

    /s/ Justin L. Jaschke       Director
------------------------------
      Justin L. Jaschke

  /s/ Albert H. Pharis, Jr.     Director
------------------------------
    Albert H. Pharis, Jr.

     /s/ Dana L. Schmaltz       Director
------------------------------
       Dana L. Schmaltz